[Scudder Investments logo]

Scudder Emerging Markets Growth Fund

Class AARP and Class S Shares

Annual Report

October 31, 2001

Contents

3 Letter from the Fund's President

5 Performance Summary

7 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

24 Financial Statements

28 Financial Highlights

30 Notes to Financial Statements

38 Report of Independent Accountants

39 Tax Information

40 Officers and Directors

41 Investment Products and Services

43 Account Management Resources

Scudder Emerging Markets Growth Fund	Ticker Symbol	Fund Number
Class AARP	SEMMX	179
Class S	SEMGX	079

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

The past two years have been extremely challenging for investors in stocks and stock mutual funds. Across the globe, economic growth has slowed, corporate earnings have weakened, and stock indices have produced poor performance. Although the global markets rallied during late September and October, it is likely that high levels of volatility will remain with us for some time.

Under such circumstances, you may find that your natural response is to decide to sell your stock funds and retreat to cash, but our experience has taught us to focus on long-term goals even during times of daily turbulence. It is important to remember that the global stock markets have endured periods of high volatility in the past en route to producing strong long-term returns. And because financial markets are forward-looking, stock prices may begin to reflect an improved economic outlook well before any recovery takes hold - another important point for investors to keep in mind as they evaluate whether to sell their equity holdings.

At Zurich Scudder Investments, we are ready to serve you. If you feel compelled to make changes in your investment program, please guard against overreaction to help maintain the best strategy and to achieve your long-term goals. If you have any questions, please call us toll-free or visit us on the Web.

Thank you for your continued investment in Scudder Emerging Markets Growth Fund.

Sincerely,

/s/ Lin C. Coughlin

Linda C. Coughlin
President
Scudder Emerging Markets Growth Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary October 31, 2001

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder Emerging Markets Growth Fund - Class S	-25.38%	-7.06%	-8.22%	-6.36%
IFC Emerging Markets Investable Index+	-21.21%	-.08%	-2.96%	-3.03%

	1-Year	Life of Class***
Scudder Emerging Markets Growth Fund - Class AARP	-25.29%	-27.12%
IFC Emerging Markets Investable Index+	-21.21%	-24.66%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

** The Fund commenced operations on May 8, 1996. Index comparisons begin May 31, 1996.
*** On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value Information
	Class AARP	Class S
Net Asset Value: 10/31/01	$ 8.30	$ 8.29
10/31/00	$ 11.11	$ 11.11

Class S Lipper Rankings* - Emerging Markets Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	127	of	193	66
3-Year	150	of	153	98
5-Year	61	of	96	63

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder Emerging Markets Growth Fund - Class S -- IFC Emerging Markets Investable Index+

Yearly periods ended October 31

Comparative Results*
Scudder Emerging Markets Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$7,462	$8,028	$6,512	$6,974
	Average annual total return	-25.38%	-7.06%	-8.22%	-6.36%
IFC Emerging Markets Investable Index+	Growth of $10,000	$7,879	$9,977	$8,604	$8,465
	Average annual total return	-21.21%	-.08%	-2.96%	-3.03%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for the Class S shares; rankings for share classes may vary.
+ IFC Emerging Markets Investable Index is an unmanaged capitalization-weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses during part of the periods, the total returns would have been lower.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

Investors in international funds should be comfortable with the risks associated with foreign investing including currency exchange fluctuation and political and economic instability.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Emerging Markets Growth Fund:
A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Emerging Markets Growth Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Joyce E. Cornell has overall responsibility for the fund's day-to-day management and investment strategies. Ms. Cornell joined the Advisor in 1991 and the fund team in 1996. Ms. Cornell has been a portfolio manager with the Advisor since 1993.

Portfolio Manager Tara C. Kenney assists with the fund's research and investment strategy. Ms. Kenney joined the Advisor in 1995 and the fund team in 1996 and has over 15 years of investment industry experience.

In the following interview, Lead Portfolio Manager Joyce Cornell discusses Scudder Emerging Markets Growth Fund's strategy and the market environment during the 12-month period ended October 31, 2001.

Q: The world economy has slowed during 2001, and the events of September 11 have added a new dimension of uncertainty. How did the fund respond in this environment?

A: The tragic events of September 11 exacerbated global economic weakness, making recession in the United States a near certainty. For the global financial markets, the most meaningful impact was a significant decline in risk tolerance among investors. We do not see emerging markets being affected any differently from developed markets on this point. We have maintained a defensive posture for the fund over the 12 months, deliberately so. That means we've been buying stocks with very good fundamentals such as low valuations, good yields and high cash flows.

While this defensive posture helped offset some of the fund's losses for the overall reporting period amid a negative market environment, it did not help performance in the first half, when we saw an indiscriminate rally. At that time, large-capitalization stocks performed well as a rule, and smaller companies fared poorly. That said, the fund's defensive posture did help in September. For the 12-month period ended October 31, 2001, Scudder Emerging Markets Growth Fund declined 25.38 percent (Class S shares), lagging the International Finance Corporation Emerging Markets Investable Index (IFC EMI), which declined roughly 21.21 percent for the period. The IFC EMI is an unmanaged, capitalization- weighted measure of emerging stock markets worldwide.

Q: What contributed the most to the fund's performance?

A: The holdings that have contributed the most to performance are those in Russia, India, Hungary and Turkey. Russia did well because stocks were exceedingly cheap. In addition, oil prices generated huge cash flow and the wealth spilled over into other sectors. Russia has also made good progress on corporate restructuring and government reform. India performed well for similar reasons, although progress on economic reform was less pronounced than in Russia. There, pharmaceuticals and software were the stars. In Hungary, where we saw low interest rates and good companies with inexpensive valuations, the portfolio's positions have generally produced large gains.

Turkey has exhibited tremendous volatility, and we were agile there. For the first six months of the fiscal year, the fund had less exposure there than the index because Turkey was facing a debt crisis and global investors were avoiding it. We shifted in late summer to a heavier weighting after observing that the government had enacted significant reform. With the tragedy of September 11, Turkey has become an important player in the new world order. Turkey is a NATO member and a secular Muslim state, and the Turkish government has been very supportive of the U.S. military action in Afghanistan. We believe that, for geopolitical reasons, the United States will likely help support Turkey economically through the International Monetary Fund. The United States has already forgiven some bilateral debt for military hardware.

We have avoided Argentina for more than a year, and this has helped performance as Argentina's insolvency has crushed its stock market. Elsewhere in Latin America, the fund's Peruvian position has performed well as that stock market has responded positively to the new government elected in April. The fund has also been more heavily weighted in Mexico than the index, which likewise has helped the fund as that market has outperformed for the period under review.

Q: What detracted the most from performance?

A: The principal detractor from performance was the fund's underexposure to South Korea, where stocks outperformed the IFC EMI index. We did not expect this, because South Korea has made very little progress with structural reform. It has faltered on bank reform and seems to be following Japan's pattern in that industry. What we missed was that Korean investors moved money from bank accounts into stocks as interest rates fell; they paid little attention to weak fundamentals. The fund's defensive posture helped fund performance overall but did not help in South Korea, where less conservative stocks performed better.

Another detractor was the fund's absence from Malaysia and Israel, as well as its presence in Egypt. Malaysia outperformed the index for the 12-month period. Despite the country's serious economic problems, foreign investors, who are now more focused on liquidity, feared being absent from such a large market, particularly over the past six months. Their investment activity fueled that market for a while.

The fund had less-than-average exposure to Israel because many Israeli-listed companies are in technology, and we expected them to react more dramatically to the sector's global volatility. Additionally, we thought geopolitical factors made Israel a precarious place to be right now. Despite these factors, Israel's tech sector performed well on a relative basis, so this was a miscall. The fund's exposure to Egypt also detracted from performance. The economic changes we're looking for there have been happening, but at much too slow a pace to keep outside money interested. Our stock picks performed better than the index, but not enough to offset the fund's overall exposure in the country. We are trimming exposure in Egypt because it appears that the slow pace will continue.

Q: Please comment on the portfolio's current positioning.

A: We do think that a liquidity rally has begun, so we have begun to accelerate our move toward stocks that we believe will benefit. We see this scenario as likely to be similar to the liquidity rallies after the Asian crisis and the Russian Long Term Capital meltdown of the late 1990s, when central banks lowered interest rates and liquidity was abundant. We have recently experienced one of the most dramatic series of interest rate reductions in U.S. history, and central banks in Europe and Japan have also lowered rates. The result is a lot of liquidity looking for a home. The current liquidity is potentially more potent than the surge created after the Asian and Russian crises. At that time, the United States was absorbing the capital into its growing economy. This time, the economies of all the developed markets are slowing, in part due to excess capacity, and cannot absorb the liquidity. This new liquidity will likely flow into financial assets.

We expect a difference from other liquidity rallies, though: a sharper, more discriminating investor. We believe the events of September 11 have made investors more risk averse, so there will be much less tolerance for missed earnings or deficient corporate governance. Because of this, we expect to see some large-cap stranded ships, and we're therefore not focusing exclusively on big companies. Our buy discipline has strict criteria for quality of management, cash flow and growth prospects. Reform, globalization and demographics in emerging economies tend to improve quality and support growth in many companies. Thus, we have good investment options without needing to buy stocks of only the largest companies.

At present we are happy with the fund's overweight positions in Hungary, Russia, India and Mexico. As we shift to participate more fully in a liquidity rally, we will add to Russia as well as to the fund's positions in Korea, Taiwan, China, Turkey and Brazil. We will rearrange the fund's Mexican holdings away from some defensive names and into more liquid ones, probably reducing the fund's Mexican weight overall. Some of our defensive positions in Chile, Croatia, Peru and Egypt will likely be sources of cash.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Geographical (Excludes Cash Equivalents)	10/31/01	10/31/00

Pacific Basin	34%	25%
Latin America	28%	31%
Europe	22%	20%
Africa	12%	14%
Other	4%	10%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/01	10/31/00

Communications	19%	27%
Financial	18%	16%
Consumer Staples	14%	18%
Technology	13%	11%
Energy	13%	10%
Metals & Minerals	7%	6%
Health	6%	2%
Utilities	2%	-
Construction	2%	-
Other	6%	10%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2001* (26.1% of Portfolio)
1. Surgutneftegaz Producer of oil and natural gas	Russia	3.7%
2. Taiwan Semiconductor Manufacturing Co. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	3.3%
3. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	3.0%
4. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.9%
5. Vina Concha y Toro SA Owner and operator of wine vineyards	Chile	2.3%
6. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	2.3%
7. ITI Holdings SA Provider of telecommunication services	Poland	2.2%
8. America Movil SA de CV Provider of wireless communications services	Mexico	2.2%
9. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	2.1%
10. Empresa Nacional de Telecomunicaciones SA Provider of telecommunication services	Chile	2.1%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Shares	Value ($)
Common Stocks 97.3%
Botswana 0.5%
Sechaba Breweries Ltd. (Operator of a brewery)	163,200	188,060
Brazil 6.3%
Banco Itau SA (pfd.) (Provider of commercial banking services)	5,500,500	352,847
Companhia de Bebidas das Americas (pfd.) (ADR) (Producer of beer, soft drinks, teas, bottled water, fruit juices and sports drinks)	19,740	320,578
Companhia Paranaense de Energia-Copel (pfd.) "B" (ADR) (Distributor of electric power)	99,073	475,550
Companhia Vale do Rio Doce (pfd.) "A" (Operator of diverse mining and industrial complex)	7,400	155,861
Companhia Vale do Rio Doce (pfd.) (ADR)	13,100	274,281
Petroleo Brasileiro SA (pfd.) (Producer and distributor of petroleum)	15,187	294,822
Petroleo Brasileiro SA (pfd.) (ADR)	9,800	188,160
Petroleo Brasileiro SA (ADR)	19,500	390,000
Tele Norte Leste Participacoes SA (pfd.) (ADR) (Provider of local telecommunication services)	16,400	166,624
Telemig Celular SA "C" (pfd.) (Provider of telecommunications services)	395	5
		2,618,728
Canada 0.2%
Corriente Resources, Inc.* (Operator of mining and processing of gold, bismuth, tin and tungsten business in South America)	224,800	94,852
Chile 4.4%
Empresa Nacional de Telecomunicaciones SA (Provider of telecommunication services)	140,000	872,977
Vina Concha y Toro SA (ADR) (Owner and operator of wine vineyards)	24,900	959,895
		1,832,872
China 1.8%
Beijing Capital International Airport Co., Ltd. "H" (Operator of aeronautical and non-aeronautical business in the Bejing airport)	722,000	176,800
China Petroleum and Chemical Corp. "H" (Explorer and producer of crude oil and natural gas in China)	3,634,000	563,743
		740,543
Croatia 1.0%
Pliva D.D. (GDR) (Operator of a pharmaceutical company)	48,200	402,470
Czech Republic 0.7%
Ceska Sporitelna AS* (Provider of commercial, retail and mortgage banking)	28,100	219,808
Komercni Banka AS* (Provider of commercial banking services)	3,500	90,948
		310,756
Egypt 5.4%
Al Ahram Beverage Co. "SAE" (GDR)* (Producer of beverages)	77,300	570,088
Commercial International Bank (Provider of commercial banking services)	47,800	365,536
Commercial International Bank (GDR)	11,000	82,060
Eastern Tobacco Co. (Manufacturer of tobacco products)	6,000	78,290
Egyptian Mobile Phone Network Ltd.* (Provider of cellular telecommunication services)	62,506	542,510
International Foods Co.* (c) (Producer of food)	33,626	162,569
Orascom Construction Industries (Operator of a construction company)	44,925	358,199
Oriental Weavers Corp. (Manufacturer of carpet)	13,000	77,000
		2,236,252
Estonia 0.4%
Hansabank Ltd. (Provider of commercial banking services)	23,300	184,302
Hong Kong 2.2%
China Mobile (Hong Kong) Ltd.* (Provider of cellular telecommunication services in China)	49,200	149,179
China Mobile (Hong Kong) Ltd. (ADR)*	39,400	599,668
Legend Holdings Ltd. (Manufacturer of computers and related products)	222,000	93,213
TCL International Holdings Ltd. (Manufacturer of electronic products)	541,200	70,773
		912,833
Hungary 3.5%
EGIS Rt. (Producer of pharmaceuticals)	2,200	87,702
Gedeon Richter Rt. (Producer of pharmaceuticals)	8,400	456,117
MOL Magyar Olaj-es Gazipari Rt. "B" (Operator of an integrated domestic oil and gas company)	48,600	780,454
OTP Bank Rt. (Provider of savings and commercial banking services)	2,800	147,246
		1,471,519
India 7.3%
Bharat Petroleum Corp., Ltd. (Explorer and refiner of crude oil)	99,242	359,931
Dr. Reddy's Laboratories Ltd. (Manufacturer of bulk drugs, formulations and molecules)	15,800	348,989
Dr. Reddy's Laboratories Ltd. (ADR)*	7,400	184,260
HDFC Bank Ltd. (ADR)* (Provider of corporate banking and custodial services)	5,100	77,622
Hero Honda Motors Ltd.* (Manufacturer of bicycles and motorcycles)	71,500	332,246
Hindustan Lever Ltd. (Manufacturer of branded and packaged consumer products)	67,700	302,104
Housing Development Finance Corp., Ltd. (Provider of housing finance)	36,910	537,075
ICICI Ltd.* (Creator, expander and modernizer of industrial enterprises)	87,800	93,764
Infosys Technologies Ltd. (Provider of IT consulting and software services)	6,800	413,923
Satyam Computer Services Ltd. (Operator of a computer services company)	60,400	176,896
Satyam Computer Services Ltd. (ADR)	7,400	49,580
Sun Pharmaceuticals Industries Ltd. (Manufacturer of pharmaceuticals)	14,000	162,930
		3,039,320
Israel 0.4%
Check Point Software Technologies Ltd.* (Developer, marketer and supporter of management solutions for active networks)	5,330	157,342
Jordan 1.7%
Arab Bank Group PLC (Provider of commercial banking)	180	52,620
Aramex International Ltd.* (Provider of express delivery and freight forwarding in the Middle East and India)	17,700	146,025
HIKMA (c) (Operator of a pharmaceutical company)	68,000	487,343
		685,988
Korea 12.2%
Good Morning Securities Co., Ltd.* (Provider of investment and securities services)	61,330	168,646
Hankook Tire Co., Ltd. (Manufacturer of tires, tire tubes, batteries and aluminum alloy wheels)	2	3
Hite Brewery Co., Ltd. (Manufacturer of alcoholic beverages)	5,204	189,456
Hyundai Motor Co., Ltd. (Manufacturer of automobiles)	15,000	241,673
Kookmin Bank* (c) (Provider of banking services)	20,801	543,922
Korea Telecom Corp. (Provider of telecommunication services)	14,270	530,565
Korea Telecom Corp. (ADR)	12,000	250,080
Korea Tobacco and Ginseng Corp. (Producer of tobacco)	11,310	161,196
KT Freetel* (Provider of personal communication services)	12,980	351,898
NCsoft Corp.* (Developer and marketer of computer software)	1,820	163,532
Pacific Corp. (Manufacturer of life commodities and biochemicals)	5,550	386,909
Pohang Iron & Steel Co., Ltd. (Manufacturer of steel)	2,730	188,203
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	8,960	1,204,152
Samsung SDI Co., Ltd. (Manufacturer of CRT and picture tubes)	5,750	231,603
Samsung Securities Co., Ltd.* (Provider of brokerage, investment and underwriting services)	11,614	301,820
Tae Young Corp. (Provider of large scale construction services)	1,720	34,640
Yuhan Corp. (Developer of pharmaceutical products)	2,930	148,655
		5,096,953
Mexico 14.6%
America Movil SA de CV "L" (ADR)* (Provider of wireless communications services)	60,930	913,950
Cemex SA de CV (ADR) (Producer of concrete and cement)	10,700	246,100
Coca-Cola FEMSA SA de CV "L" (ADR) (Bottler and distributor of soft drinks)	18,800	377,692
Consorcio ARA, SA de CV* (Developer of low-cost housing)	382,000	519,532
Fomento Economico Mexicano, SA de CV "B" (Producer of beer and soft drinks)	160,700	502,160
Grupo Financiero BBVA Bancomer, SA de CV* (Provider of banking and financial services)	765,034	579,690
Grupo Modelo SA de CV "C" (Producer and marketer of beer)	102,500	235,658
Panamerican Beverages, Inc. "A" (Provider of soft drinks)	26,400	418,176
Telefonos de Mexico SA de CV "L" (ADR) (Provider of telecommunication services)	36,630	1,247,618
Tubos de Acero de Mexico SA (ADR) (Manufacturer of various types of pipes, casings and tubing)	52,900	497,260
Wal-Mart de Mexico SA de CV "V" (Retailer of food, clothing and other merchandise)	228,000	543,883
		6,081,719
Morocco 1.6%
Omnium Nord Africaine (Operator of a diversified holding company)	5,550	493,087
Wafabank (Provider of commercial banking services)	2,607	169,259
		662,346
Nigeria 0.5%
First Bank of Nigeria PLC (Provider of commercial banking services)	68,750	13,529
Guiness Nigeria PLC* (Operator of brewery)	550,000	187,955
		201,484
Oman 2.0%
Alliance Housing Bank* (Provider of mortgage banking services)	21,000	44,719
Bank Muscat International* (c) (Provider of commercial banking)	5,250	32,039
National Bank of Oman Ltd. (Provider of commercial banking services)	113,981	443,995
Oryx Fund Ltd. (Mutual fund invested in emerging markets)	20,575	149,169
Salalah Port Services Co.* (c) (Developer of shipping port)	19,600	170,512
		840,434
Peru 1.9%
Compania de Minas Buenaventura SAU "B" (Explorer and processor of gold and other metals)	77,000	772,575
Poland 4.7%
Bank Polska Kasa Opieki SA* (Provider of commercial banking services)	46,100	850,990
ITI Holdings SA* (c) (Provider of telecommunication services)	2,500	938,525
Telekomunikacja Polska SA (Provider of telecommunication services)	41,000	152,873
		1,942,388
Russia 7.9%
Gazprom (ADR) (Provider of natural gas)	41,700	354,450
LUKOIL (ADR) (Extracter, transporter, refiner and provider of oil and gas)	3,000	132,938
LUKOIL (Sponsored ADR)	14,300	633,669
Mobile Telesystems (ADR)* (Provider of cellular phone service)	19,500	552,240
RAO Unified Energy System (GDR)* (Generator and distributor of electricity and heat)	8,100	82,519
Surgutneftegaz (ADR) (Producer of oil and natural gas)	120,500	1,521,313
		3,277,129
South Africa 3.1%
Gold Fields Ltd. (Miner and explorer of gold)	58,000	259,919
Impala Platinum Holdings Ltd. (Miner of platinum)	16,300	579,534
Sanlam Ltd. (Provider of financial services)	231,200	215,546
Standard Bank Investment Corp., Ltd. (Provider of services in personal, corporate and merchant banking)	72,400	237,777
		1,292,776
Taiwan 9.4%
Asustek Computer, Inc. (Manufacturer of computer motherboards)	98,250	336,043
Au Optronics Corp.* (Manufacturer and marketer of thin film transistor)	202,880	92,325
Bank Sinopac (Provider of commercial banking services)	418,200	168,492
China Development Industrial Bank (pfd.)* (c) (Provider of investment banking services)	24,000	12,367
Compal Electronics, Inc. (Manufacturer and marketer of notebook computers and color monitors)	202,500	161,413
Compal Electronics, Inc. (ADR)*	27,500	112,750
Compeq Manufacturing Co., Ltd. (Manufacturer of multi-layer and double-sided printed circuit boards)	84,200	83,956
Delta Electronics, Inc. (Manufacturer of power supply and video display equipment)	182,325	201,350
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic products)	257,000	953,507
Lian Hwa Foods Corp. (Manufacturer and marketer of food, snacks and beverages)	140,080	56,844
Sunplus Technology Co., Ltd. (Designer and manufacturer of integrated circuits)	72,000	139,826
Sunplus Technology Co., Ltd. (GDR)	9,700	36,860
Taiwan Semiconductor Manufacturing Co. (Manufacturer of integrated circuits and other semiconductor devices)	786,224	1,390,135
Yuanta Core Pacific Securities Co.* (Provider of loans for margin transactions)	400,540	176,470
		3,922,338
Thailand 0.3%
PTT Exploration and Production Public Co., Ltd. (Foreign Registered) (Explores, develops and produces oil and natural gas)	59,000	129,953
Turkey 2.9%
Anadolu Efes Biracilik ve Malt Sanayii AS (Operator of breweries)	21,783,665	429,537
Tupras-Turkiye Petrol Rafinerileri AS (Explorer of petroleum)	24,759,180	162,736
Turkcell Iletisim Hizmetleri AS* (Provider of cellular telephone voice and data transmissions)	57,071,656	282,232
Turkcell Iletisim Hizmetleri AS (ADR)*	6,462	81,424
Yapi ve Kredi Bankasi AS* (Provider of commercial banking services)	148,881,500	270,270
		1,226,199
Zimbabwe 0.4%
Tanganda Tea Co., Ltd. (c) (Distributor of tea products)	450,212	163,713
Total Common Stocks (Cost $47,960,331)		40,485,844
Warrants 0.0%
Indonesia
Bank Pan Indonesia, Series III* (Provider of banking services) (Cost $0)	44,588	43
	Principal Amount (d)	Value ($)
Convertible Bonds 0.4%
Netherlands
Elektrim Finance BV, 3.75%, 7/2/2004 (Subsidiary of an operator of industrial equipment) (Cost $176,403)	EUR 208,000	193,295

Repurchase Agreements 2.3%
Salomon Smith Barney, 2.6%, to be repurchased at $945,068 on 11/1/2001 (b) (Cost $945,000)	945,000	945,000
Total Investment Portfolio - 100.0% (Cost $49,081,734) (a)		41,624,182

* Non-income producing security.
(a) The cost for federal income tax purposes was $49,261,675. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $7,637,493. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,022,260 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,659,753.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(c) Securities valued at fair value by management and approved in good faith following procedures approved by the Board of Directors, amounted to $2,510,990 (5.95% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could have been material. The cost of these securities at October 31, 2001 aggregated $2,552,453. These securities may also have certain restrictions as to resale.
(d) Principal amount in U.S. dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $49,081,734)	$ 41,624,182
Foreign currency, at value (cost $747,621)	696,990
Receivable for investments sold	235,583
Dividends receivable	46,653
Interest receivable	2,720
Receivable for Fund shares sold	1,829
Foreign taxes recoverable	27,630
Total assets	42,635,587
Liabilities
Due to custodian bank	431
Payable for investments purchased	309,367
Payable for Fund shares redeemed	65,427
Accrued management fee	41,552
Other	22,483
Total liabilities	439,260
Net assets, at value	$ 42,196,327
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(7,457,552)
Foreign currency related transactions	(52,768)
Accumulated net realized gain (loss)	(47,624,995)
Paid-in capital	97,331,642
Net assets, at value	$ 42,196,327

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($147,335 / 17,761 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.30
Class S Net Asset Value, offering and redemption price (a) per share ($41,919,309 / 5,058,460 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.29
Class A Net Asset Value and redemption price per share ($87,340 / 10,553 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 8.28
Maximum offering price per share (100 / 94.25 of $8.28)	$ 8.79
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($34,059 / 4,130 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 8.25
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,284 / 1,003 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 8.26

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $93,521)	$ 929,650
Interest	108,580
Total Income	1,038,230
Expenses: Management fee	697,588
Administrative fee	362,761
Distribution service fees	104
Directors' fees and expenses	4,597
Other	4,130
Total expenses	1,069,180
Net investment income (loss)	(30,950)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign tax benefit of $22,111)	(8,361,282)
Foreign currency related transactions (including CPMF tax of $9,194)	(380,377)
(8,741,659)
Net unrealized appreciation (depreciation) during the period on: Investments	(7,398,268)
Foreign currency related transactions	(34,218)
(7,432,486)
Net gain (loss) on investment transactions	(16,174,145)
Net increase (decrease) in net assets resulting from operations	$ (16,205,095)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ (30,950)	$ (917,400)
Net realized gain (loss) on investment transactions	(8,741,659)	5,366,901
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,432,486)	(5,217,955)
Net increase (decrease) in net assets resulting from operations	(16,205,095)	(768,454)
Fund share transactions: Proceeds from shares sold	13,706,706	23,095,788
Cost of shares redeemed	(26,988,785)	(53,458,775)
Redemption fees	86,792	88,154
Net increase (decrease) in net assets from Fund share transactions	(13,195,287)	(30,274,833)
Increase (decrease) in net assets	(29,400,382)	(31,043,287)
Net assets at beginning of period	71,596,709	102,639,996
Net assets at end of period (including accumulated distributions in excess of net investment income of $29,239 at October 31, 2000)	$ 42,196,327	$ 71,596,709

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

Years Ended October 31,	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.11	$ 11.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.81)	(.56)
Total from investment operations	(2.82)	(.58)
Redemption fees	.01	-
Net asset value, end of period	$ 8.30	$ 11.11
Total Return (%)	(25.29)	(4.96)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.15	.07
Ratio of expenses (%)	1.91	1.90*
Ratio of net investment income (loss) (%)	(.05)	(.13)**
Portfolio turnover rate (%)	69	42

a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
b Based on average shares outstanding during the period.
c Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized

Class S

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 11.11	$ 11.75	$ 10.36	$ 14.56	$ 12.85
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.11)	(.04)	.06	.02
Net realized and unrealized gain (loss) on investment transactions	(2.82)	(.54)[d]	1.46	(4.23)	1.67
Total from investment operations	(2.83)	(.65)	1.42	(4.17)	1.69
Less distributions from: Net investment income	-	-	(.04)	(.06)	(.03)
Total distributions	-	-	(.04)	(.06)	(.03)
Redemption fees	.01	.01	.01	.03	.05
Net asset value, end of period	$ 8.29	$ 11.11	$ 11.75	$ 10.36	$ 14.56
Total Return (%)	(25.38)	(5.45)[b]	13.89[b]	(28.54)[b]	13.51[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	71	103	125	220
Ratio of expenses before expense reductions (%)	1.91	2.66[c]	2.77	2.31	2.33
Ratio of expenses after expense reductions (%)	1.91	2.30[c]	2.25	2.16	2.00
Ratio of net investment income (loss) (%)	(.05)	(.87)	(.36)	.48	.11
Portfolio turnover rate (%)	69	42	64	45	62

a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.56% and 2.23%, respectively.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares. On May 29, 2001, the Fund commenced offering Class A, B and C shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares of the Fund are generally not available to new investors. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Board of Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Currency Exchange Contracts. A forward currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $47,577,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($27,365,000), October 31, 2007 ($11,827,000) and October 31, 2009 ($8,385,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

The Fund was subject to a 0.30% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market until March 17, 2001. Effective March 18, 2001, the CPMF tax is 0.38%.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. Upon the redemption or exchange of shares held by Class S and AARP shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $36,898,009 and $47,814,510, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $500,000,000 of the Fund's average daily net assets and 1.20% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.65%, 0.65%, 0.675%, 0.725% and 0.700% of average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class AARP	$ 977	$ 113
Class S	361,672	20,667
Class A	51	23
Class B	46	14
Class C	15	5
	$ 362,761	$ 20,822

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period May 29, 2001 (commencement of sales) through October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 47	$ 23
Class C	16	5
	$ 63	$ 28

In addition, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period May 29, 2001 (commencement of sales) through October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 19	$ 9
Class B	16	5
Class C	6	2
	$ 41	$ 16

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period May 29, 2001 (commencement of sales) through October 31, 2001 aggregated $20,773.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period May 29, 2001 (commencement of sales) to October 31, 2001, the CDSC for Class B and C shares was $3,725 and $11, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	38,454	$ 397,849	6,366	$ 71,848*
Class S	1,291,805	13,168,291	1,652,866	23,023,940
Class A**	10,556	90,018	-	-
Class B**	4,130	37,347	-	-
Class C**	1,389	13,201	-	-
		$ 13,706,706		$ 23,095,788
Shares redeemed
Class AARP	(27,059)	$ (272,664)	-	$ -
Class S	(2,669,559)	(26,712,294)	(3,948,612)	(53,458,775)
Class A**	(3)	(28)	-	-
Class B**	-	-	-	-
Class C**	(386)	(3,799)	-	-
		$ (26,988,785)		$ (53,458,775)
Redemption fees
Class AARP	-	$ 4,470	-	$ -
Class S	-	82,322	-	88,154
		$ 86,792		$ 88,154
Net increase (decrease)
Class AARP	11,395	$ 129,655	6,366	$ 71,848*
Class S	(1,377,754)	(13,461,681)	(2,295,746)	(30,346,681)
Class A**	10,553	89,990	-	-
Class B**	4,130	37,347	-	-
Class C**	1,003	9,402	-	-
		$ (13,195,287)		$ (30,274,833)

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
** For the period from May 29, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2001

Tax Information (Unaudited)

The Fund paid foreign taxes of $93,521 and earned $93,521 of foreign source income during the year ended October 31, 2001. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended October 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors

Linda C. Coughlin*
President and Director
Henry P. Becton, Jr.
Director; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Director; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Director; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Director; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Director; Consultant
Jean C. Tempel
Director; Managing Director, First Light Capital, LLC
Steven Zaleznick
Director; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
Irene T. Cheng*
Vice President
Joyce E. Cornell*
Vice President
Carol L. Franklin*
Vice President
William F. Glavin, Jr.*
Vice President
Joan Gregory*
Vice President
James E. Masur*
Vice President
Paul Rogers*
Vice President
Peter Sartori*
Vice President
Howard S. Schneider*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Dividend & Growth Fund
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAILTM - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes

Notes

Notes

Notes